Exhibit 4 (i) under Form N-1A
                          Exhibit 3(c) under Item 601/Reg. S-K


                       MUNICIPAL SECURITIES INCOME TRUST
                  FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND
                                (CLASS A SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Organized UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           Commonwealth of
                           Massachusetts





THIS IS TO CERTIFY THAT                        is the owner of




                                               CUSIP 625922505


Fully Paid and Non-Assessable Shares of Beneficial Interest of the FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND (CLASS A SHARES) Portfolio of MUNICIPAL SECURITIES INCOME TRUST hereafter called the `Trust,'' transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:          MUNICIPAL SECURITIES INCOME TRUST
                                   Trust Seal
                                     (1990)
                                 Massachusetts



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated   Shareholder
                                Services Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------
of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



All Persons dealing with Municipal; Securities Income Trust, a Massachusetts Business Trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, Officers, Agents or Shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.

This space must not be covered in any way


              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an Orange one-half inch border.
B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusettes Trust seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.



                                Exhibit 4 (ii) under Form N-1A
                          Exhibit 3(c) under Item 601/Reg. S-K


                       MUNICIPAL SECURITIES INCOME TRUST
                      FEDERATED OHIO MUNICIPAL INCOME FUND
                                (CLASS F SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Organized UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           Commonwealth of
                           Massachusetts


THIS IS TO CERTIFY THAT                        is the owner of




                                               CUSIP 625922307


Fully Paid and Non-Assessable Shares of Beneficial Interest of the FEDERATED OHIO MUNICIPAL INCOME FUND (CLASS F SHARES) Portfolio of MUNICIPAL SECURITIES INCOME TRUST hereafter called the `Trust,'' transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:          MUNICIPAL SECURITIES INCOME TRUST
                                   Trust Seal
                                     (1990)
                                 Massachusetts


/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated   Shareholder
                                Services Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee



(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



All Persons dealing with Municipal; Securities Income Trust, a Massachusetts Business Trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, Officers, Agents or Shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.

This space must not be covered in any way


              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an Orange one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusettes Trust seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.



                               Exhibit 4 (iii) under Form N-1A
                          Exhibit 3(c) under Item 601/Reg. S-K


                       MUNICIPAL SECURITIES INCOME TRUST
                   FEDERATED CALIFORNIA MUNICIPAL INCOME FUND
                                (CLASS F SHARES)
Number                                                  Shares
 Account No.   Alpha Code  Organized UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           Commonwealth of
                           Massachusetts





THIS IS TO CERTIFY THAT                        is the owner of




                                               CUSIP 625922109


Fully Paid and Non-Assessable Shares of Beneficial Interest of the FEDERATED CALIFORNIA MUNICIPAL INCOME FUND (CLASS F SHARES) Portfolio of MUNICIPAL SECURITIES INCOME TRUST hereafter called the `Trust,'' transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent. IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:          MUNICIPAL SECURITIES INCOME TRUST
                                   Trust Seal
                                     (1990)
                                 Massachusetts



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated   Shareholder
                                Services Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



All Persons dealing with Municipal; Securities Income Trust, a Massachusetts Business Trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, Officers, Agents or Shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.

This space must not be covered in any way


              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an Orange one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusettes Trust seal appears in the bottom middle of the page.


Page Two
     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.



                                Exhibit 4 (iv) under Form N-1A
                          Exhibit 3(c) under Item 601/Reg. S-K


                       MUNICIPAL SECURITIES INCOME TRUST
                    FEDERATED NEW YORK MUNICIPAL INCOME FUND
                                (CLASS F SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Organized UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           Commonwealth of
                           Massachusetts





THIS IS TO CERTIFY THAT                        is the owner of




                                               CUSIP 625922208
Fully Paid and Non-Assessable Shares of Beneficial Interest of the FEDERATED NEW YORK MUNICIPAL INCOME FUND (CLASS F SHARES) Portfolio of MUNICIPAL SECURITIES INCOME TRUST hereafter called the `Trust,'' transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:          MUNICIPAL SECURITIES INCOME TRUST
                                   Trust Seal
                                     (1990)
                                 Massachusetts



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated   Shareholder
                                Services Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



All Persons dealing with Municipal; Securities Income Trust, a Massachusetts Business Trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, Officers, Agents or Shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.

This space must not be covered in any way


              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an Orange one-half inch border.
B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusettes Trust seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.



                                 Exhibit 4 (v) under Form N-1A
                          Exhibit 3(c) under Item 601/Reg. S-K


                       MUNICIPAL SECURITIES INCOME TRUST
                FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST
                                (CLASS F SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Organized UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           Commonwealth of
                           Massachusetts


THIS IS TO CERTIFY THAT                        is the owner of




                                               CUSIP 625922703


Fully Paid and Non-Assessable Shares of Beneficial Interest of the FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST Portfolio of MUNICIPAL SECURITIES INCOME TRUST hereafter called the `Trust,'' transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:          MUNICIPAL SECURITIES INCOME TRUST
                                   Trust Seal
                                     (1990)
                                 Massachusetts


/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated   Shareholder
                                Services Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee



(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



All Persons dealing with Municipal; Securities Income Trust, a Massachusetts Business Trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, Officers, Agents or Shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.

This space must not be covered in any way


              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an Orange one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusettes Trust seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.